UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22311
Schwab Strategic Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Strategic Trust — Schwab U.S. REIT ETF Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 29
Date of reporting period: February 29, 2012

Item 1: Report(s) to Shareholders.

Annual report dated February 29, 2012, enclosed.

Schwab U.S. REIT ETFtm

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Schwab U.S. REIT ETFtm

Annual Report
February 29, 2012

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: SEI Investments Distribution Co. (SIDCO).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedule of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

Total Return for the Report Period

Schwab U.S. REIT ETFtm (Ticker Symbol: SCHH)

NAV Return[1]	6.15%
Market Price Return[1]	6.19%
Dow Jones U.S. Select REIT IndexSM	6.30%
ETF Category: Morningstar Real Estate[2]	4.35%

Performance Details	pages 6-7

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF. Shares are bought and sold at market price (not NAV). Brokerage commissions will reduce returns.

Index ownership — “Dow Jones” and “The Dow Jones U.S. Select REIT IndexSM” are service marks of Dow Jones Trademark Holdings, LLC, (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”), and sublicensed for use for certain purposes by CSIM, the fund’s investment adviser. Fees payable under the license are paid by CSIM. The Schwab U.S. REIT ETF, based on The Dow Jones U.S. Select REIT IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones or CME Indexes and neither makes any representation regarding the advisability of trading in such product.

[1]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.

[2]	The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.

2 Schwab U.S. REIT ETF

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc., and the fund covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us with your investment needs, and for reading this important report concerning the Schwab U.S. REIT ETF.

Publicly traded real estate investment trusts (REITs) in the U.S. generated moderate returns for the 12 months ended February 29, 2012. U.S. real estate investments began to recover in the new year after overcoming mid-period headwinds, and were propped up by generally improving property fundamentals that supported U.S. REITs throughout the period. The Dow Jones U.S. Select REIT Index generated a 6.30% total return in that environment, outpacing the 5.12% total return of the S&P 500 Index.

U.S. REITs endured frequent fluctuations over the first five months of the report period, before suffering sharp losses along with the broader stock market in August and September. A worrisome soft patch in U.S. economic data that fueled fears of recession was one catalyst for the selloff, while Standard & Poor’s downgrade of its long-term credit rating on U.S. sovereign debt was another. Signs of slowing growth in China, where the country’s central bank attempted to slow inflation by raising short-term interest rates, also played a part. Concerns that the euro zone’s debt crisis could spread to the “core” countries of France and Germany fueled substantial market volatility that weighed on equity returns as well.

The new year brought with it a sharp change in investors’ tolerance for risk, however. Improvement in U.S. economic prospects helped, as the government’s second estimate showed that inflation-adjusted U.S. economic growth accelerated to a 3.0% seasonally adjusted annual pace in the final quarter of 2011.* A decline in the national unemployment rate from 9.0% in September to an estimated 8.3% in February was another supportive development. In addition, hopes rose for a long-awaited solution to the sovereign debt crisis faced by Greece. Meanwhile, data out

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

5.12%	S&P 500® Index: measures U.S. large-cap stocks

6.30%	Dow Jones U.S. Select REIT IndexSM: measures U.S. real estate investment trusts (REITs)

−7.01%	MSCI EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

8.37%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

*	The figure cited represents the second estimate from the U.S. Bureau of Economic Analysis (BEA). The BEA provides three estimates of quarterly U.S. economic growth: an “initial” estimate, a “second” estimate, and a “final” estimate. Successive estimates are based upon more complete source data, and may result in a faster or slower estimated pace of inflation-adjusted economic activity.

Schwab U.S. REIT ETF 3

From the President continued

U.S. REITs endured frequent fluctuations over the first five months of the report period, before suffering sharp losses along with the broader stock market in August and September.

of China suggested that the country’s economy was achieving a “soft landing,” as growth had moderated, while remaining relatively robust. As a result, U.S. REITs posted solid returns in January and February, recovering from a relatively flat overall finish for the first 10 months of the period.

Generally improving property fundamentals supported U.S. REITs throughout the 12 months. Real estate companies raised a record amount of capital in 2011, benefitting from historically low financing costs and ready access to capital through bond and stock markets. Apartments remained the strongest property sector by a wide margin, but industrial properties, luxury hotels, urban offices, and upscale retail malls performed well in a growing number of local markets. Markets with notable ties to technology and life science companies, hospitality and leisure employers, and corporate headquarters generally outperformed, enabling markets in San Francisco, Silicon Valley, and New York to occupy the top three slots for local markets in 2011. Washington, D.C., another top-performing local market in recent years, experienced less demand in response to government spending cutbacks.

From a sub-sector standpoint, Retail REITs outperformed, returning roughly 14.5% for the 12 months amid improving economic prospects, including a surge in chain-store sales by an estimated 6.7% over the report period. Residential REITs also performed well, returning 8.9% as households remained reluctant to commit to home purchases, pushing residential rental vacancy rates to recent historical lows. A relative shortage of inventory was another supportive factor for this sub-sector, with research from the National Association of Real Estate Investment Trusts (NAREIT) showing that construction of multifamily units fell to 20-year lows between 2008 and 2010. Hotel & Lodging REITs represented the other side of the performance spectrum, returning -10.7%.

For information concerning the Schwab U.S. REIT ETF’s characteristics, investment performance, and objectives, please read the pages that follow this letter.

We also encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabetfs.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Indices are unmanaged, do not incur management fees, costs and expenses, and cannot be invested in directly. Index return figures assume dividends and distributions were reinvested.

4 Schwab U.S. REIT ETF

Fund Management

Agnes Hong, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the funds. Prior to joining the firm in September 2009, she worked for five years as a portfolio manager for a major asset management firm. Prior to that, she worked in strategy and management consulting for five years. In addition, she also worked as a senior product manager servicing global financial services clients.

Ferian Juwono, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the co-management of the fund. Prior to joining the firm in May 2010, he was a portfolio manager at a major asset management firm for three years. Before that position, he was a senior business analyst at a major financial firm for nearly two years. In addition, he was a senior financial analyst at a regional banking firm for four years.

Schwab U.S. REIT ETF 5

Schwab U.S. REIT ETF™

The Schwab U.S. REIT ETF (the fund) seeks to track as closely as possible, before fees and expenses, the total return of the Dow Jones U.S. Select REIT IndexSM (the index). The index is a float-adjusted market capitalization-weighted index comprised of real estate investment trusts (REITs). The index generally includes REITs that own and operate income-producing commercial and/or residential real estate, derive at least 75% of the REIT’s total revenue from the ownership and operation of real estate assets, and have a minimum total market capitalization of $200 million at the time of its inclusion. For more information on the fund’s objectives, strategies, and risks, please see the fund’s prospectus.

For the 12 months ended February 29, 2012, the fund’s market price return was 6.19% and its NAV return was 6.15%. (For an explanation of the market price and NAV returns, please refer to footnote 2 on the following page.) The index returned 6.30% for the period.

For the index and fund, four out of six sub-industries reported positive returns. The best performing sub-industry was Retail REITs, which was up by approximately 14.5%. Representing an average weight of more than 25%, this sub-industry was also the best contributor to returns. The worst performing sub-industry was Hotel & Lodging REITs, which returned -10.7%. With an average weight of more than 6%, this sub-industry was also the worst detractor from returns.

As of 2/29/12:

 Statistics

Number of Holdings	82
Weighted Average Market Cap ($ x 1,000,000)	$13,068
Price/Earnings Ratio (P/E)	70.0
Price/Book Ratio (P/B)	2.2
Portfolio Turnover Rate	5%

 Sector Weightings % of Investments

Specialized REITs	26.3%
Retail REITs	25.6%
Residential REITs	18.8%
Office REITs	17.1%
Diversified REITs	6.4%
Industrial REITs	5.6%
Other	0.2%
Total	100.0%

 Top Equity Holdings % of Net Assets1

Simon Property Group, Inc.	11.2%
Public Storage	5.3%
Equity Residential	4.7%
Ventas, Inc.	4.6%
HCP, Inc.	4.5%
ProLogis, Inc.	4.4%
Vornado Realty Trust	4.3%
Boston Properties, Inc.	4.2%
AvalonBay Communities, Inc.	3.5%
Host Hotels & Resorts, Inc.	3.2%
Total	49.9%

Manager views and portfolio holdings may have changed since the report date.

An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of operational and transaction costs incurred by the fund.

Investment returns will fluctuate and are subject to market volatility, so that an investor’s shares, when redeemed or sold, may be worth more or less than their original cost. Unlike mutual funds, shares of ETFs are not individually redeemable directly with the ETF.

Source of Sector Classification: S&P and MSCI.

[1]	This list is not a recommendation of any security by the investment adviser.

6 Schwab U.S. REIT ETF

 Schwab U.S. REIT ETFtm

Performance Summary as of 2/29/12

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may, when sold or redeemed, be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabetfs.com.

January 13, 2011 – February 29, 2012
Performance of a Hypothetical
$10,000 Investment1

 Total Returns1

Fund and Inception Date	1 Year	Since Inception*

Fund: Schwab U.S. REIT ETFtm (1/13/11)
NAV Return[2]	6.15%	13.28%
Market Price Return[2]	6.19%	13.38%
Dow Jones U.S. Select REIT IndexSM	6.30%	13.47%
ETF Category: Morningstar Real Estate[3]	4.35%	10.96%

Fund Expense Ratio4: 0.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Investing in REITs may pose additional risks such as real estate industry risk, interest rate risk and liquidity risk. The Schwab U.S. REIT ETF is non-diversified and may invest in securities of relatively few issuers. As a result, the fund may experience increased volatility.

Index ownership — “Dow Jones” and “The Dow Jones U.S. Select REIT IndexSM” are service marks of Dow Jones Trademark Holdings, LLC, (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”), and sublicensed for use for certain purposes by CSIM, the fund’s investment adviser. Fees payable under the license are paid by CSIM. The Schwab U.S. REIT ETF, based on The Dow Jones U.S. Select REIT IndexSM, is not sponsored, endorsed, sold or promoted by Dow Jones or CME Indexes and neither makes any representation regarding the advisability of trading in such product.

*	Inception represents the date that the shares began trading in the secondary market.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The fund’s per share net asset value (“NAV”) is the value of one share of the fund. NAV is calculated by taking the fund’s total assets (including the market value of securities owned), subtracting liabilities, and dividing by the number of shares outstanding. The NAV Return is based on the NAV of the fund, and the Market Price Return is based on the market price per share of the fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of the fund are listed for trading, as of the time that the fund’s NAV is calculated. NAV is used as a proxy for purposes of calculating Market Price Return on inception date. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the fund at Market Price and NAV, respectively.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all passively- and actively-managed ETFs within the category as of the report date.
[4]	As stated in the prospectus.

Schwab U.S. REIT ETF 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and, (2) ongoing costs, including management fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2011 and held through February 29, 2012.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, including any redemption fees or brokerage commissions you may pay when purchasing or selling shares of the fund. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 9/1/11	at 2/29/12	9/1/11–2/29/12

Schwab U.S. REIT ETFtm
Actual Return	0.13%	$1,000	$1,077.40	$0.67
Hypothetical 5% Return	0.13%	$1,000	$1,024.22	$0.65

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 366 days of the fiscal year.

8 Schwab U.S. REIT ETF

Schwab U.S. REIT ETF™

Financial Statements

Financial Highlights

	3/1/11–	1/12/11[1]–
	2/29/12	2/28/11

Per-Share Data ($)

Net asset value at beginning of period	27.28	25.00

Income (loss) from investment operations:
Net investment income (loss)	0.65	0.06
Net realized and unrealized gains (losses)	0.98	2.22

Total from investment operations	1.63	2.28
Less distributions:
Distributions from net investment income	(0.61)	—

Net asset value at end of period	28.30	27.28

Total return (%)	6.15	9.12	[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.13	0.13	[3]
Gross operating expenses	0.13	0.13	[3]
Net investment income (loss)	2.50	3.82	[3]
Portfolio turnover rate[4]	5	—	[2]
Net assets, end of period ($ x 1,000)	277,370	69,566

1 Commencement of operations.
2 Not annualized.
3 Annualized.
4 Portfolio turnover rate excludes securities received or delivered from processing of in-kind creations or redemptions.

See financial notes 9

 Schwab U.S. REIT ETF

Portfolio Holdings as of February 29, 2012

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings on a daily basis on the fund’s website at www.schwabetfs.com.

			Cost	Value
Holdings by Category			($)	($)

99.9%		Common Stock	271,235,631	277,238,525
0.0%		Rights	—	—
0.2%		Other Investment Company	461,991	461,991

100.1%		Total Investments	271,697,622	277,700,516
(0	.1)%	Other Assets and Liabilities, Net		(330,866)

100.0%		Net Assets		277,369,650

	Number	Value
Security	of Shares	($)

Common Stock 99.9% of net assets

Diversified REITs 6.4%
Cousins Properties, Inc.	66,052	488,124
Liberty Property Trust	89,964	3,051,579
PS Business Parks, Inc.	14,700	917,574
Vornado Realty Trust	144,844	11,838,100
Washington REIT	51,744	1,532,658

		17,828,035

Industrial REITs 5.6%
DCT Industrial Trust, Inc.	193,256	1,093,829
EastGroup Properties, Inc.	21,168	1,020,086
First Industrial Realty Trust, Inc. *	62,720	741,350
First Potomac Realty Trust	39,200	518,616
ProLogis, Inc.	360,640	12,139,143

		15,513,024

Office REITs 17.1%
Alexandria Real Estate Equities, Inc.	48,804	3,498,759
BioMed Realty Trust, Inc.	120,148	2,213,126
Boston Properties, Inc.	114,464	11,623,819
Brandywine Realty Trust	105,644	1,142,012
CommonWealth REIT	65,660	1,221,276
Corporate Office Properties Trust	56,448	1,384,105
Digital Realty Trust, Inc.	82,516	5,982,410
Douglas Emmett, Inc.	100,156	2,110,287
Duke Realty Corp.	197,764	2,744,964
DuPont Fabros Technology, Inc.	49,000	1,122,100
Franklin Street Properties Corp.	57,820	596,124
Highwoods Properties, Inc.	56,840	1,818,880
Kilroy Realty Corp.	53,312	2,337,198
Mack-Cali Realty Corp.	68,208	1,950,749
Parkway Properties, Inc.	17,248	172,308
Piedmont Office Realty Trust, Inc., Class A	135,240	2,382,929
SL Green Realty Corp.	67,228	5,112,689

		47,413,735

Residential REITs 18.9%
American Campus Communities, Inc.	54,488	2,242,181
Apartment Investment & Management Co., Class A	94,864	2,356,422
AvalonBay Communities, Inc.	73,892	9,581,576
BRE Properties, Inc.	58,604	2,838,192
Camden Property Trust	55,860	3,463,320
Colonial Properties Trust	68,600	1,407,672
Education Realty Trust, Inc.	70,756	727,372
Equity Lifestyle Properties, Inc.	30,576	2,033,610
Equity Residential	231,280	13,157,519
Essex Property Trust, Inc.	26,656	3,731,573
Home Properties, Inc.	37,828	2,180,028
Mid-America Apartment Communities, Inc.	29,204	1,821,453
Post Properties, Inc.	39,592	1,728,983
Sun Communities, Inc.	18,424	762,569
UDR, Inc.	172,480	4,315,449

		52,347,919

Retail REITs 25.6%
Acadia Realty Trust	33,516	710,204
CBL & Associates Properties, Inc.	110,348	1,945,435
Cedar Realty Trust, Inc.	41,944	199,653
DDR Corp.	177,772	2,511,918
Equity One, Inc.	48,608	924,524
Federal Realty Investment Trust	49,000	4,672,150
General Growth Properties, Inc.	302,036	4,914,126
Inland Real Estate Corp.	60,564	525,090
Kimco Realty Corp.	319,480	5,872,042
Kite Realty Group Trust	47,628	233,854
Pennsylvania REIT	43,512	583,931
Ramco-Gershenson Properties Trust	30,576	338,476
Regency Centers Corp.	70,560	3,019,262
Rouse Properties, Inc. *	11,368	166,314
Saul Centers, Inc.	6,272	237,458
Simon Property Group, Inc.	230,104	31,174,490
Tanger Factory Outlet Centers, Inc.	67,424	1,974,175
Taubman Centers, Inc.	45,668	3,154,289
The Macerich Co.	103,488	5,587,317
Weingarten Realty Investors	94,864	2,362,114

		71,106,822

Specialized REITs 26.3%
Ashford Hospitality Trust	53,508	451,608
CubeSmart	89,572	1,010,372
DiamondRock Hospitality Co.	132,300	1,317,708
Extra Space Storage, Inc.	74,088	1,953,701
FelCor Lodging Trust, Inc. *	98,000	376,320
HCP, Inc.	318,892	12,596,234
Health Care REIT, Inc.	148,960	8,109,382
Healthcare Realty Trust, Inc.	61,152	1,264,012
Hersha Hospitality Trust	118,188	594,486
Hospitality Properties Trust	96,824	2,394,457

10 See financial notes

 Schwab U.S. REIT ETF

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Host Hotels & Resorts, Inc.	554,680	8,752,850
LaSalle Hotel Properties	66,836	1,783,184
Public Storage	110,740	14,846,912
Senior Housing Properties Trust	127,400	2,726,360
Sovran Self Storage, Inc.	21,560	1,024,316
Sunstone Hotel Investors, Inc. *	92,512	830,758
Universal Health Realty Income Trust	9,212	348,121
Ventas, Inc.	226,184	12,648,209

		73,028,990

Total Common Stock
(Cost $271,235,631)		277,238,525

Rights 0.0% of net assets

Retail REITs 0.0%
Rouse Properties, Inc. *(a)(b)	10,805	—

Total Rights
(Cost $—)		—

Other Investment Company 0.2% of net assets

Money Market Fund 0.2%
State Street Institutional U.S. Government Money Market Fund	461,991	461,991

Total Other Investment Company
(Cost $461,991)		461,991

End of Investments

At 2/29/12, the tax basis cost of the fund’s investments was $271,909,203 and the unrealized appreciation and depreciation were $9,569,146 and ($3,777,833), respectively, with a net unrealized appreciation of $5,791,313.

*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	Illiquid security. At the period end, the value of these amounted to $0 or 0% of net assets.

See financial notes 11

 Schwab U.S. REIT ETF

Statement of
Assets and Liabilities
As of February 29, 2012

Assets

Investments, at value (cost $271,697,622)		$277,700,516
Receivables:
Investments sold		1,414,482
Dividends	+	107,164

Total assets		279,222,162

Liabilities

Payables:
Investments bought		434,388
Investment adviser fees		2,973
Fund shares redeemed	+	1,415,151

Total liabilities		1,852,512

Net Assets

Total assets		279,222,162
Total liabilities	−	1,852,512

Net assets		$277,369,650

Net Assets by Source
Capital received from investors		270,623,284
Net investment income not yet distributed		990,629
Net realized capital losses		(247,157)
Net unrealized capital gains		6,002,894

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$277,369,650		9,800,001		$28.30

12 See financial notes

 Schwab U.S. REIT ETF

Statement of
Operations
For March 1, 2011 through February 29, 2012

Investment Income

Dividends		$3,922,854
Interest	+	158

Total investment income		3,923,012

Expenses

Investment adviser fees		193,575

Total expenses	−	193,575

Net investment income		3,729,437

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(110,320)
Net realized gains on in-kind redemptions	+	2,764,709

Net realized gains		2,654,389
Net unrealized gains on investments	+	3,422,076

Net realized and unrealized gains		6,076,465

Net increase in net assets resulting from operations		$9,805,902

See financial notes 13

 Schwab U.S. REIT ETF

Statements of
Changes in Net Assets
For the current and prior report periods

Operations

3/1/11-2/29/12			1/12/11*-2/28/11
Net investment income		$3,729,437	$150,317
Net realized gains		2,654,389	—
Net unrealized gains	+	3,422,076	2,580,818

Net increase in net assets resulting from operations		9,805,902	2,731,135

Distributions to Shareholders

Distributions from net investment income		($2,889,125)	$—

Transactions in Fund Shares

		3/1/11-2/29/12		1/12/11*-2/28/11
		SHARES	VALUE	SHARES	VALUE
Shares Sold		10,200,000	$275,386,254	2,550,001	$66,834,980
Shares Redeemed	+	(2,950,000)	(74,499,496)	—	—

Net transactions in fund shares		7,250,000	$200,886,758	2,550,001	$66,834,980

Shares Outstanding and Net Assets

		3/1/11-2/29/12		1/12/11*-2/28/11
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,550,001	$69,566,115	—	$—
Total increase	+	7,250,000	207,803,535	2,550,001	69,566,115

End of period		9,800,001	$277,369,650	2,550,001	$69,566,115

Net investment income not yet distributed			$990,629		$150,317

*	Commencement of operations.

14 See financial notes

 Schwab U.S. REIT ETF

Financial Notes

1. Business Structure of the Funds

Schwab U.S. REIT ETF is a series of Schwab Strategic Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:

Schwab Strategic Trust (organized January 27, 2009)	Schwab U.S. Dividend Equity ETF
Schwab U.S. REIT ETF	Schwab International Equity ETF
Schwab U.S. Broad Market ETF	Schwab International Small-Cap Equity ETF
Schwab U.S. Large-Cap ETF	Schwab Emerging Markets Equity ETF
Schwab U.S. Large-Cap Growth ETF	Schwab U.S. TIPS ETF
Schwab U.S. Large-Cap Value ETF	Schwab Short-Term U.S. Treasury ETF
Schwab U.S. Mid-Cap ETF	Schwab Intermediate-Term U.S. Treasury ETF
Schwab U.S. Small-Cap ETF	Schwab U.S. Aggregate Bond ETF

The fund issues and redeems shares at its net assets value (“NAV”) only in large blocks of shares, typically 50,000 shares or more (“Creation Units”). These transactions are usually in exchange for a basket of securities and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.

Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolios every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or

 Schwab U.S. REIT ETF

Financial Notes (continued)

2. Significant Accounting Policies (continued):

liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of February 29, 2012:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock(a)	$277,238,525	$—	$—	$277,238,525
Rights(a)	—	—	—	—
Other Investment Company(a)	461,991	—	—	461,991

Total	$277,700,516	$—	$—	$277,700,516

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no significant transfers between Level 1, Level 2 and Level 3 for the period ended February 29, 2012.

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains or losses from security transactions are based on the identified costs of the securities involved.

 Schwab U.S. REIT ETF

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(c) Real Estate Investment Trusts:

The fund invests in real estate trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or as realized gains on investments, respectively.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day they learn of the ex-dividend date.

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund. The investment adviser will pay the operating expenses of the fund, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income quarterly and distributes net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Pronouncements:

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Updates (“ASU”) related to accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new and existing transfers that are modified in the first interim or annual period beginning on or after December 15, 2011.

In May 2011, the FASB issued an update to requirements relating to “Fair Value Measurement which represents amendments to achieve common fair value measurement and disclosure requirements in US GAAP and IFRS.” The amendments include (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about

 Schwab U.S. REIT ETF

Financial Notes (continued)

2. Significant Accounting Policies (continued):

fair value measurements. The update is effective for annual periods beginning after December 15, 2011 with early adoption prohibited.

At this time, management is evaluating the implications of these changes and their impact on the financial statements.

3. Risk Factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of the investment in the fund will fluctuate, which means that the investors could lose money.

The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance is normally below that of the index.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

The fund will invest in large-cap segments of the U.S. stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the fund’s large-cap holdings could reduce performance.

REITs and other real estate companies may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.

As an index fund, the fund seeks to track the performance of its benchmark index, although it may not be successful in doing so. The divergence between the performance of the fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.

The fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, a single adverse economic, political or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

The fund may invest in derivative instruments. The principal types of derivatives the fund may use are futures contracts. A futures contract is an agreement to buy or sell a financial instrument at a specific price on a specific day. The fund’s use of

 Schwab U.S. REIT ETF

Financial Notes (continued)

3. Risk Factors (continued):

derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as market risk and liquidity risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to leverage risk, credit risk, lack of availability risk, valuation risk, correlation risk and tax risk. Leverage risk is the risk that use of derivatives may magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

The fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.

Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s NAV, there may be times when the market price and the NAV vary significantly. Investors may pay more than NAV when they buy shares of the fund in the secondary market, and may receive less than NAV when they sell those shares in the secondary market.

An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Please refer to the fund’s prospectus for a complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between CSIM and the trust.

For its advisory services to the fund, the investment adviser is entitled to receive an annual fee equal to 0.13% of the fund’s average daily net assets.

The investment adviser will pay the operating expenses of the fund, excluding interest expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses.

The fund may engage in direct transactions with certain other Schwab ETFs when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the period ended February 29, 2012, there were no security transactions with other Schwab ETFs.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds including Schwab ETFs. All loans are for temporary or emergency purposes only. The interest rate charged on

 Schwab U.S. REIT ETF

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees. The fund had no interfund borrowing or lending activity during the period.

5. Other Service Providers:

SEI Investments Distribution Co. (the “Distributor”) is the principal underwriter and distributor of shares of the fund.

State Street Bank and Trust Company (“State Street”) serves as the fund’s transfer agent. As part of these services, the transfer agent maintains records pertaining to the sale, redemption and transfer of the fund’s shares.

State Street also serves as custodian and accountant for the fund. The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund’s accountant maintains all books and records related to the fund’s transactions.

6. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or its affiliate. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees.

7. Borrowing from Banks:

The fund has access to custodian overdraft facilities and to an uncommitted line of credit of $100 million with State Street. The fund pays interest on the amounts they borrow at rates that are negotiated periodically.

There were no borrowings from the line of credit by the fund during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed on the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

8. Purchases and Sales/Maturities of Investment Securities:

For the period ended February 29, 2012, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$10,891,066	$8,125,647

9. In-Kind Transactions:

The consideration for the purchase of Creation Units of the fund generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the securities involved in a relevant fund’s underlying index, and an amount of cash. Investors purchasing and redeeming Creation Units pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units.

The in-kind transactions for the period ended February 29, 2012 were as follows:

In-kind Purchases of Securities	In-kind Sales of Securities

$268,214,280	$67,903,533

For the period ended February 29, 2012, the fund realized net capital gains or losses resulting from in-kind redemptions of large blocks of shares or multiples thereof (“Creation Units”). Because such gains or losses are not taxable to the fund and are not distributed to existing fund shareholders, the gains or losses are reclassified from accumulated net realized gains or losses to paid-in-capital at the end of the fund’s tax year. These reclassifications have no effect on net assets or net asset values per share. The net realized in-kind gains or losses for the period ended February 29, 2012 are disclosed in the fund’s Statement of Operations.

 Schwab U.S. REIT ETF

Financial Notes (continued)

10. Federal Income Taxes

As of February 29, 2012, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$990,629
Undistributed long-term capital gains	—
Unrealized appreciation	9,569,146
Unrealized depreciation	(3,777,833)

Net unrealized appreciation/(depreciation)	5,791,313

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales and Real Estate Investment Trusts (REITS).

For the year ended February 29, 2012, the fund had no capital loss carryforwards.

For tax purposes, realized net capital losses incurred after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended February 29, 2012, the fund had capital losses deferred in the amount of $35,576.

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current period distributions
Ordinary Income	$2,889,125
Long-term capital gains	—

Prior period distributions
Ordinary Income	—
Long-term capital gains	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses, in-kind transactions, capital losses related to wash sales and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between capital accounts and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of February 29, 2012, the fund made the following reclassifications:

Capital shares	$2,901,546
Undistributed net investment income	—
Net realized gains and losses	(2,901,546)

For the period ended February 29, 2012, the fund reclassified $2,764,709 of non-taxable security gains and losses realized on the in-kind redemption of Creation Units (Note 9) as an increase or decrease to capital received from investors in the Statement of Assets and Liabilities.

As of February 29, 2012, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 29, 2012, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by the President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

 Schwab U.S. REIT ETF

Financial Notes (continued)

10. Federal Income Taxes (continued):

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010. The fund is fully compliant with the noted provisions of the Act for the period ending February 29, 2012.

11. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab U.S. REIT ETF

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab U.S. REIT ETF (one of the portfolios constituting Schwab Strategic Trust, hereafter referred to as the “Fund”) at February 29, 2012, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 12, 2012

Other Federal Tax Information (unaudited)

Under Section 852 (b)(3)(C) of the Internal Revenue Code, the fund hereby designates $216,925 long term capital gain dividends for the fiscal year ended February 29, 2012.

Other Information (unaudited)

Frequency Distribution of Discounts and Premiums
Bid/Offer Midpoint vs. NAV as of February 29, 2012

The following charts are provided to show the frequency at which the daily market price on the NYSE Arca, Inc. (“Exchange”), the secondary market for shares of the fund, was at a discount or premium to such fund’s daily NAV. The market price of the fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time that the fund’s NAV is calculated (referred to as the “Bid/Offer Midpoint”). The fund’s Bid/Offer Midpoint may at times be at, above or below its NAV. The discount or premium is the percentage difference between the NAV and the Bid/Offer Midpoint of a Fund. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of NAV. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of NAV. The NAV of the fund will fluctuate with changes in the market value of its portfolio holdings. The Bid/Offer Midpoint of the fund will fluctuate in accordance with changes in its NAV, as well as supply and demand.

	Bid/Offer Midpoint Above NAV			Bid/Offer Midpoint Below NAV
	50-99	100-199	>200	50-99	100-199	>200
	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points	Basis Points

Commencement of trading (1/13/11) through 2/29/12	—	—	—	—	—	—

Trustees and Officers

The tables below give information about the trustees and officers for the Schwab Strategic Trust which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 92 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Retired (January 2009 – present). Consulting Managing Director, PIMCO (investment adviser) (January 2003 – December 2008); Managing Director, PIMCO (February 1999 – December 2002); President and Trustee, PIMCO Funds and PIMCO Variable Insurance Trust (investments) (February 1994 – May 2005).	17	Director, PS Business Parks, Inc. (2005 – present).
Trustee, PIMCO Funds (investment company consisting of 84 portfolios) (1997 – 2008).
Trustee, PIMCO Variable Insurance Trust (investment company consisting of 16 portfolios) (1997 – 2008).
Director and Chairman, PIMCO Strategic Global Government Fund (investment company consisting of one portfolio) (1997 – 2008).
Director, PCM Fund, Inc. (investment company consisting of one portfolio) (1997 – 2008).

Mark A. Goldfarb 1952 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Founder and Managing Director, SS&G, Inc. (certified public accountants and advisers) (May 1987 – present).	17	None

Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009.)	Advisor (January 2008 – present) and Chief Executive Officer (January 1998 – January 2008), Asset International, Inc. (publisher of financial services information); Managing Partner and Co-Founder, Kudu Advisors, LLC (financial services) (June 2008 – present).	17	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Strategic Trust since 2009.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	92	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Strategic Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer — Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008); Managing Director, Head of Market-Based Strategies State Street Research (August 2003 – Jan. 2005).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

David Lekich 1964 Secretary and Chief Legal Officer (Officer of Schwab Strategic Trust since 2011.)	Senior Vice President, Charles Schwab & Co., Inc. (Sept. 2011 – present); Senior Vice President and Chief Counsel, Charles Schwab Investment Management Inc. (Sept. 2011 – present); Vice President, Charles Schwab & Co., Inc., (March 2004 – Sept. 2011) and Charles Schwab Investment Management, Inc. (Jan. 2011 – Sept. 2011); Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds (April 2011 – present); Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Strategic Trust since 2009.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President and Assistant Secretary, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Strategic Trust since 2009.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The Trust’s retirement policy requires that independent trustees retire by December 31 of the year in which the Trustee turns 72 or the Trustee’s twentieth year of service as an independent trustee, whichever comes first.
[2]	Mr. Bettinger is an Interested Trustee because he is an employee of Schwab and/or the investment adviser. In addition to his employment with the investment adviser and Schwab, Mr. Bettinger also owns stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

ask See “offer.”

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage to help offset risks and rewards, based on your goals, time horizon and risk tolerance.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

authorized participant (AP) A large institutional investor that places orders for creation units with the funds’ distributor.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bid The highest price at which someone is willing to buy a security.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

commencement of operations The date that the first NAV was calculated.

creation unit (C.U.) A basket of securities that is delivered by an authorized participant (AP) to the fund equal to the current holdings of the ETF, plus a designated cash component. In return, the APs receive a large block of ETF shares (typically 50,000 shares), which investors can then buy and sell in the secondary market.

Dow Jones U.S. Select REIT Index A float-adjusted market capitalization weighted index comprised of real estate investment trusts (REITs).

exchange A marketplace, or any organization or group that provides or maintains a marketplace for trading securities, options, futures, or commodities.

expense ratio The amount that is taken from the fund’s assets each year to cover the operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

inception date The date that the shares began trading in the secondary market.

indicative optimized portfolio value (IOPV) A calculation disseminated by the stock exchange that approximates the fund’s NAV every 15 seconds throughout the trading day.

liquidity The ability to convert a security or asset quickly into cash.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

market price return The return based on the change in market price per share of the fund over a given time period. Market price returns assume that dividends and capital gain distributions have been reinvested in the fund at market price.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for this fund), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

NAV return The return based on the change in NAV of the fund over a given time period. NAV returns assume that dividends and capital gain distributions have been reinvested in the fund.

offer (ask) The lowest price at which an individual is willing to sell a security.

open The price at which a security opened for trading on a given day.

outstanding shares, shares outstanding When speaking of the fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

real estate investment trust (REIT) A real estate company that owns and commonly operates income producing commercial and/or residential real estate.

primary market The market that deals with the issuance of new securities.

sampling If a fund uses a sampling method, the fund will not fully replicate the benchmark index and may hold securities not included in the index. A fund that utilizes a sampling approach may not track the return of the index.

secondary market The market in which investors purchase securities from other investors rather than directly from the issuing companies. Organized exchanges facilitate the trading of securities in the secondary market.

spread The gap between bid and ask prices of a security.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

tracking error The difference between the performance of the fund and its benchmark index, positive or negative.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab ETFtm direct investors:  1-800-435-4000

© 2011 Schwab ETFs. All rights reserved.

Notes

Notes

Schwab ETFstmare designed to be low-cost, diversified investments. Each fund follows broad market indices and provides exposure to specific segments of the market, making each a solid investment option for the core portions of an investor portfolio. The list to the right shows all currently available Schwab ETFs.

Investors should carefully consider information contained in the prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab ETF. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab ETFs’ website at www.schwabetfs.com, the SEC’s website at http://www.sec.gov, or by contacting Schwab ETFs at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabetfs.com or the SEC’s website at http://www.sec.gov.

Schwab ETFs

U.S. ETFs
Schwab U.S. Broad Market ETFtm
Schwab U.S. Large-Cap ETFtm
Schwab U.S. Large-Cap Growth ETFtm
Schwab U.S. Large-Cap Value ETFtm
Schwab U.S. Mid-Cap ETFtm
Schwab U.S. Small-Cap ETFtm
Schwab U.S. Dividend Equity ETFtm
Schwab U.S. REIT ETFtm

International ETFs
Schwab International Equity ETFtm
Schwab International Small-Cap Equity ETFtm
Schwab Emerging Markets Equity ETFtm

Fixed Income ETFs
Schwab U.S. Aggregate Bond ETFtm
Schwab Short-Term U.S. Treasury ETFtm
Schwab Intermediate-Term U.S. Treasury ETFtm
Schwab U.S. TIPS ETFtm

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Schwab ETFstm
1-800-435-4000

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2012 Charles Schwab Investment Management, Inc. All rights reserved.
Printed on recycled paper.
MFR60994-01

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mark A. Goldfarb, currently serving on its audit committee, is an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of Mr. Goldfarb as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of thirteen series. Nine series have a fiscal year-end of August 31, three series have a fiscal year-end of December 31, and one series has a fiscal year-end of February 28, whose annual financial statements are reported in Item 1. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirteen series, based on their respective 2010 and 2011 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Audit Fees

2011/2012	$160,683	2011/2010: $95,700
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.

Audit-Related Fees

For services rendered to Registrant:

2011/2012	$20,009	2011/2010: $17,100

Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

Tax Fees

For services rendered to Registrant:

2011/2012	$73,360	2011/2010: $38,300

Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

All Other Fees

For services rendered to Registrant:

2011/2012	$	2011/2010: None

     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2011/2012	$93,369	2011/2010: $55,400
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has separately-designated standing audit committee established in accordance with Section 3(a)58)(A) of the Exchange Act. The Registrant’s audit committee members are Robert W. Burns, Mark A. Goldfarb, and Charles A. Ruffel.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.
Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Strategic Trust — Schwab U.S. REIT ETF Fund

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 04/10/12
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer
Date: 04/10/12

By:	/s/ George Pereira George Pereira
Principal Financial Officer
Date: 04/04/12